SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 28, 1998

                                ACNB CORPORATION
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)



                                     0-11783
                             ----------------------
                                (Commission File
                                     Number)


                                   23-2233457
                             ----------------------
                                  (IRS Employer
                             Identification Number)


                             675 Old Harrisburg Road
                            Gettysburg, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)


                                      17325
                      ------------------------------------
                                   (Zip Code)


       Registrant's telephone number including area code: (717) 334-3161
                             -----------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     Page 1 of 6 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

                  On July 28, 1998, the Registrant issued a press release announcing execution of a definitive agreement relating to the Registrant's acquisition of Farmers National Bancorp, Inc. and its wholly owned subsidiary , Farmers National Bank of Newville, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99 Press Release of Registrant, dated July 28, 1998, re: Registrant's Acquisition of Farmers Bancorp, Inc. and its wholly owned subsidiary, Farmers National Bank of Newville.

Item 8.   Change in Fiscal Year.

                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ACNB CORPORATION
                                                     (Registrant)

Dated: July 28 , 1998                               /s/ Ronald L. Hankey
      ----------------                              -------------------------
                                                    Ronald L. Hankey,
                                                    President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


                                                                 Page Number
                                                                 in Manually
Exhibit                                                        Signed Original
-------                                                       ---------------

  99      Press Release of Registrant, dated July 28, 1998            6
          re: Registrant's Acquisition of Farmers National
          Bancorp, Inc. and its wholly owned subsidiary
          Farmers National Bank of Newville.